Summary Prospectus

Gerstein Fisher Multi-Factor Growth Equity Fund
Trading Symbol: GFMGX
November 30, 2009

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at http://www.gersteinfisher.com/GFMGX.  You may also obtain this information at no cost by calling 800-473-1155 or by sending an email to Info@gersteinfisher.com.  The Fund’s prospectus and statement of additional information, both dated November 30, 2009, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the Gerstein Fisher Multi-Factor Growth Equity Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 60 days from the date of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Other Expenses(1)	0.45%
Acquired Fund Fees and Expenses (1)	0.04%
Total Annual Fund Operating Expenses	1.34%
Less: Fee Waiver/Expense Reimbursements	0.05%
Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement(2)	1.29%

(1)	Because the Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year.

(2)
Pursuant to an operating expense limitation agreement between the Fund’s investment adviser, Gerstein, Fisher & Associates, Inc. (the “Adviser”), and the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (exclusive of acquired fund fees and expenses and dividends on short positions) do not exceed 1.25% of the Fund’s average net assets through December 15, 2012, subject thereafter to annual re-approval of the agreement by the Trust’s Board of Trustees (the “Board of Trustees”).  This waiver can only be terminated by, or with the consent of, the Board of Trustees.  The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for management fees it waived and Fund expenses it paid.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$131	$409

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies
Under normal market conditions, at least 80% of the Fund’s net assets will be invested in equity securities.  The Fund seeks to invest primarily in common stocks of domestic companies of any size. Equity securities may also include preferred stocks, exchange-traded funds (“ETFs”) that invest in equities, individual stock options and options on indices.  At any one time, the combined value of options may be up to 5% of the Fund’s net assets.  The Fund may invest up to 20% of its net assets in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges.  Additionally, the Fund may also sell shares of securities short for hedging purposes.

In selecting investments for the Fund, the Adviser uses a quantitative approach.  The Fund’s portfolio is managed using a model that combines fundamental factors, statistical factors and macroeconomic factors.  When evaluating fundamental factors, the Adviser will look at attributes of stocks or companies that are important in explaining cross-sectional differences in stock prices.  Within the context of the fundamental factors, the Fund will have an overall focus on growth stocks, with an emphasis within that focus on growth stocks of smaller and more value-oriented companies.  The Adviser defines “smaller” companies as companies below top 1,000 stocks in terms of market capitalization.  When evaluating statistical factors, the Adviser will apply statistical methods to price history data to determine “momentum” in a prospective investment.  The Adviser generally considers an investment to have “momentum” if its return over the prior six to twelve months ranks in the top quintile of its relevant market capitalization universe.  When evaluating macroeconomic factors, the Adviser will look for the economic variables that will significantly impact equity returns on a broad basis.

The Fund will purchase securities that the Adviser identifies as having the potential for long-term capital appreciation.  The Fund may sell securities at any time when, in the Adviser’s judgment, circumstances warrant their sale.  While this sell strategy may cause the Fund to have an annual portfolio turnover rate in excess of 100%, it also means the Adviser will sell investments when it believes there are better investment alternatives.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

•
Management Risk.  Risk that the Adviser’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.  Additionally, while the Adviser has been managing assets for investors since 1993, the Adviser has not previously managed a registered mutual fund.

•	New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size.
•	General Market Risk. Risk that the value of the Fund’s shares will decrease based on the performance of the Fund’s investments and other factors affecting the securities markets generally.
•
Equity Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

•
Large-Cap Company Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•	Small-, Mid- and Micro-Cap Company Risk. The risk that the securities of mid-cap, small-cap and micro-cap companies may be more volatile and less liquid than the securities of large-cap companies.
•
Foreign Securities and Currency Risk.  Risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.

•
Exchange-Traded Fund Risk.  Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs, unlike open-end investment companies.

•	Short Sale Risk. Short selling of securities may result in the Fund’s investment performance suffering if it is required to close out a short position earlier than it had intended.
•	Options Risk. Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities.
•
High Portfolio Turnover Rate Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization by the Fund and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate.  This may mean that you would be likely to have a higher tax liability.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal tax laws.

•	Value Stock Risk. Value stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time.
•	Growth Stock Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.
•	Momentum Risk. Securities with “momentum” have recently had above-average returns and may be more volatile than a broad cross-section of securities.
•
Tax Risk.  Certain of the Fund’s investment strategies, including transactions in options and futures contracts, may be subject to special tax rules, the effect of which may have adverse tax consequences for the Fund.

Performance
Performance information for the Fund has not been presented because, as of the date of this Prospectus, the Fund has not been in operation for a full calendar year.

Management
Investment Adviser
Gerstein, Fisher & Associates, Inc. is the Fund’s investment adviser.

Portfolio Manager
Gregg S. Fisher, CFA, CFP, President and Chief Investment Officer of the Adviser since 1993, is the Portfolio Manager for the Fund and has managed the Fund since its inception.

Purchase and Sale of Fund Shares
Fund shares are to be purchased and redeemed primarily through financial intermediaries.  Investors who wish to purchase or redeem Fund shares should contact the Adviser toll free at 800-473-1155.  The minimum initial amount of investment in the Fund is $10,000.  Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $250.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.